JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

"Forward-looking" statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company's Securities and Exchange Commission filings.

Unbridled Optimism



Unbridled Optimism



JDS Uniphase

Deep Pessimism



Deep Pessimism



JDS Uniphase

Realistic Optimism



JDS Uniphase

Realistic Optimism



JDS Uniphase

The Internet Today




PLACEWARE
the most
secure, reliable & effortless
web conferencing solution available

An Industry in its Early Stages




DIETZ
DIETZ


GOLD

Content and Demand
Drive Long-Term Growth



STAR WARS
comedy
PAPA NoGOOD



Imagine a world without ...

Online video conferencing


Online video conferencing


Imagine a world without ...
Medical imaging for remote diagnosis
Online video conferencing
Medical imaging for remote diagnosis
JDS Uniphase


Imagine a world without ...
Engineering collaboration
(remote oil field exploration)
Online video conferencing
Medical imaging for
remote diagnosis
Engineering collaboration
(remote oil field exploration)
JDS Uniphase


Imagine a world without ...
Video on demand
Online video conferencing
Medical imaging for remote diagnosis
Engineering collaboration
(remote oil field exploration)
Video on demand
JDS Uniphase

Imagine a world without ...


Online Gaming
Online video conferencing
Online gaming
Medical imaging for remote diagnosis
Video on demand
Engineering collaboration
(remote oil field exploration)

JDS Uniphase

Imagine a world without ...


Online video conferencing


Online gaming

Bandwidth-Intensive Applications


Medical imaging for
remote diagnosis


Video on demand


Engineering collaboration
(remote oil field exploration)

Enabling Networks for Bandwidth-Intensive Applications

JDS Uniphase

WiFi (Wireless Fidelity Technology - 802.11b)


COFFEE HOUSE
LIBRARY
UNIVERSITY
WiFi Hub
WiFi Hub
WiFi Hub
AIRPORT
METRO STATION

JDS Uniphase

Broadband Household Penetration


U.S. Households
Subscribers (in millions)
0
5
10
15
20
25
5%
5.6
10%
10.0
~15%
15.5
2000[1]
2001[1]
2002[2]

Source: [1]Credit Suisse First Boston
[2]Jupiter Research, Kinetic Strategies

JDS Uniphase

Internet Traffic for North America


Dial-up
79%
14%
7%
Broadband
Cable
DSL
Dial-up

RHK, May 2002

JDS Uniphase

Internet Traffic for North America

93% of bandwidth usage
is generated by broadband users


93%
Dial-up 7%
Broadband
Cable
DSL
Dial-up

RHK, May 2002

JDS Uniphase

New Infrastructures Open Up New Possibilities



0 2 mi
0 2 km
495
495
PRINCE
EORGE'S
COUNTY
ARLINGTON
COUNTY
MARYLAND
DISTRICT OF COLUMBIA
12 Lanes
(proposed)

Changing Economics with New Technologies


Reducing the cost / managed bit
Deploying services more rapidly
Increasing productivity
Enabling value added services
Cost
Capacity

Transmission Opportunities



Backbone
2.5 Gb/s
Transponder
10 Gigabit
Ethernet
Sonet
ADM
Sonet
ADM
Sonet
ADM
Resilient
Packet
Ring Node
(MAN)
Gigabit
Ethernet
Aggregation
Gigabit
Ethernet
Aggregation
Gigabit Ethernet
Transceiver
Ethernet
Switch
with
fibre channel
adapters
(LAN)
Fibre
channel
storage
director
Fibre
channel
switch
SAN
gateway
DWDM
system
Fibre
channel
hubs
(SAN)
Storage devices
Fibre Channel
GBIC
JDS Uniphase

Metro Core, Access, and Enterprise

Ideal Access solutions for Wavelength Service

Extends Reach for SONET and Ethernet Services


Storage Devices
SAN
Fibre Channel Hubs
ACCESS
WaveShifter 400
Media Conversion
LightAmp/BrightAmp
Single and Multi-Channel
EDFA Amplifier
LAN
Fibre Channel Switch
ENTERPRISE
GbX
Media Conversion
METRO
CATV
PON
WaveShifter 200
Media Conversion
LONG HAUL

JDS Uniphase

Deployment of Services



Truck Roll
Service Provider

JDS Uniphase

Wavelength Switch System Applications

All Optical Ring Interconnect


Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Eliminate regenerators and OXC between rings
- Allows easy transition to Mesh on existing ring fiber base

JDS Uniphase

More Rapid Deployment of Services


New Customer
New Customer
Service Provider

Product Development Priorities and Trends

- Focus on metro, access, edge, and enterprise
- Increasing integration of components, electronics, and software control
- Module and subsystem solutions such as our Network Ready Products



Storage Devices
SAN
Fibre Channel Hubs
ACCESS
LAN
Fibre Channel Switch
ENTERPRISE
METRO
CATV
PON
LONG HAUL

JDS Uniphase

Market Segments


Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul

JDS Uniphase

Building on our optics technology to address other markets


PLUS

JDS Uniphase

Display Markets


PLUS

JDS Uniphase

Security and Authentication Markets

Optically Variable Pigments protect bank notes
in 90 countries representing
over 60% of the value of world currency



SPECIMEN
5000
500
SPECIMEN
1000

JDS Uniphase

Decorative Markets



Commercial Lasers

- Graphic arts and imaging
- Biotechnology
- Semiconductor processing
- Materials processing
- Defense





Preparing for the Future


Global Realignment Program
Financial Strength
Investing in the Future
Cost
Capacity

Re-engineering JDS Uniphase

Closing and Consolidating Manufacturing Operations



45
40
35
30
25
20
15
10
5
0
Apr 2001
Dec 2001
Jul 2002
Future

Re-engineering JDS Uniphase


Reducing Global Workforce
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Feb 2001
Jun 2001
Jan 2002
Jul 2002
Oct 2002
Jan 2003

Global Realignment Program

($Millions)	Incurred thru 2Q03	To Come[1]	Total[1]
Costs	1,070	130	1,200
Annual Savings	1,080	190	1,270

[1] Estimate

Centralize Low-Cost Manufacturing



- 320,000 sq.ft. facility in Shenzhen, China
- ISO 9001 certified
- Oracle ERP platform

Acquisition Strategy



- Supplement R&D programs
- Add to products and technologies to complement portfolio
- Seek attractively priced opportunities



Expanding Opportunities in Authentication

Pharmaceuticals

Music CDs/DVDs

Printer Cartridges

Software

Cosmetics

Apparel

Luxury Items

LA Label Acquisition

- SecureShift™ - protection for the world's leading brands
- Integrated label and packaging solutions



EXTRA STRENGTH
CYPONYL

Addressing Metro, Enterprise

- VSR and SR transponders
- Datacom transceivers
- Advanced waveguide technology



JDS Uniphase
JDS Uniphase

Cash



2.0
1.5
1.0
0.5
0
$Billions
Q3 FY02
Q4 FY02
Q1 FY03
Q2 FY03

JDS Uniphase

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Initial capital spending increases absorbed by inventories

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Gradual transfer of business turn to component and module suppliers
  - System supplier conservatism
  - Metro and enterprise healthier initially
  - Some customers will need some parts
  - Growing impact of new products
- Potential for initially slow or bumpy sales patterns

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Over time, expansion follows capital spending patterns
- Markets return to growth

End-to-End Product Portfolio





JDS Uniphase

A Truly End-to-End Network



Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul

JDS Uniphase

Recovery

